Pacific Global Fund Distributors, Inc.                             BULK RATE
206 North Jackson Street, Suite 201                              U. S. POSTAGE
Glendale, California 91206                                            PAID
                                                                  GLENDALE, CA
                                                                PERMIT NO. 1090


                        annual report | december 31, 1997



                                     [LOGO]
                                    PACIFIC
                                    ADVISORS
                                       &
                                   FUND INC.



                                    balanced
                                      fund

                            DEAR FELLOW SHAREHOLDERS

December 31, 1997

The Pacific Advisors Balanced Fund ("Fund") had a total investment return of 15.24% for the twelve months ending December 31, 1997. The return reflects the deduction of the Fund's current maximum sales charge with all dividends and capital gains reinvested and after expense reimbursements. During 1997 the Standard & Poor's 500 ("S&P 500") Composite Index and the Lehman Intermediate Treasury-Bond Index were up 31.10% and 7.67%, respectively.

    These indices, by formula, are unmanaged measurements. The S&P 500 includes the stocks of 500 relatively large companies, weighted by size. The Fund looks for investment opportunities among the 9,000 or more stocks listed on various exchanges or traded in the over-the-counter market. It also includes fixed-income securities which will be a smaller or larger portion of the Fund's assets based upon our outlook on the economy.

    At year-end, the equity and fixed-income positions in the Fund were 55% and 36%, respectively. The remaining assets were invested in short-term investments. This investment allocation reflected our concern that the economy was slowing which would lead to lower corporate earnings and declining interest rates. The economic problems which began to surface in Asia, during the late summer may accelerate this scenario as multi-national companies experience significantly lower demand for goods and services in this region and additional competitive pressures.

PORTFOLIO MANAGEMENT

The investment strategy of the Fund seeks to provide long term stable growth by investing in equities and bonds. The Fund continues to invest on a selective basis utilizing our value-oriented approach.

    During the first six months, we began to reduce the Fund's exposure in large cap stocks by investing more of the Fund's assets in mid cap stocks. New companies added to the Fund included Jostens, Scholastic Corp. and Price Enterprises Inc. Jostens is a publisher of yearbooks and class rings. The demographic expansion of high school and college age students over the next several years should increase the demand for their products. They have also shed unrelated businesses that were unprofitable, which improved earnings. Scholastic Corp. is well known as a publisher of educational newspapers such as "The Weekly Reader". Recently they have begun a successful expansion into publishing children's books and textbooks. Price Enterprises Inc., is a real estate investment trust. It is the landlord for Costco and Price Club stores and will benefit from their continued expansion.

    Additions to the Fund since June include GATX Corporation, Thomas Nelson and Viacom. GATX Corporation is a transportation leasing and logistics company. In 1996, new management began a restructuring of the company and earnings are growing at a 15% annual rate. In a slower but still growing economy, GATX should continue to benefit from the transportation of goods across the country. Thomas Nelson is a Bible publisher, which recently divested its music business to focus on its core publishing business. Bible sales remain strong and demand should increase as we approach the millennium. We added to our Viacom position in anticipation of increased revenues from their revenue sharing in the blockbuster "Titanic."

    The high yields and lower risk of corporate bonds continue to make them more attractive than many stocks. During 1997, the yield on 30-year US Treasury Bonds declined from a peak of 7.2% in April to 5.9% by year-end. We continue to believe the dollar will remain strong and long-term interest rates will decline as a result of low inflation and moderate economic growth. For this reason, we have extended the average maturity to about five years and increased our position in fixed-income securities by about 5%. Most of the fixed-income securities in the Fund are utility and financial services corporate bonds. They include Niagara Mohawk Power, NYNEX, Equitable Iowa, Barnett Banks and Transamerica Corporation.

OUTLOOK

Even though the economy grew at a robust rate of 3.7% and unemployment declined to 4.6%, inflation was only about 2% for the year. It appears that the economy is slowing but it does not appear that a recession is imminent. The crisis in Asia should further alleviate inflationary concerns, as imported goods should be cheaper. The down side is that exports to Asia will be lower during its recovery which will have a negative impact on the earnings for multi-national companies. It is still too early to determine the magnitude of its impact but we would expect to begin to see its effect in earnings results in the next quarter. Asia accounts for over 30% of the global Gross Domestic Product so it would be unrealistic to assume it will not impact the global economy.

    If the economy continues to grow at a mild rate, interest rates should decline further and mid cap and smaller cap companies may outperform larger cap stocks. It will be difficult for larger cap stocks to retain their premium valuations if their growth slows to a more modest rate especially in light of the weakened Asian economy. The momentum investment strategy that has carried these stocks, as a group, to record highs should give way to an emphasis on value investing. This investment style focuses on the performance of individual stocks which should favor mid to small cap companies in more dynamic markets.

    It is unrealistic to expect that the stock market can continue to grow at rates in excess of 20% as we have seen in the past three years. For this reason we have implemented an investment strategy that will benefit our investors in a slower economy with declining interest rates.

    Sincerely,


    /s/ GEORGE A. HENNING

    George A. Henning
    Chairman


    /s/ STEPHEN K. BACHE

    Stephen K. Bache, CFA
    Adviser
    Hamilton & Bache


                     CHANGE IN VALUE OF $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pacific Advisors Balanced Fund on February 8, 1993 compared to the growth of the Standard & Poor's (S&P) 500 and Lehman T-Bond Indices.


PACIFIC ADVISORS
BALANCED FUND

Average Annual
Compound Return*
for period ending
December 31,
1997

One Year
--------
9.39%                                   [GRAPH]

Inception
(2/8/93)
--------
6.08%


* Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements.

    The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, does not reflect the effects of management fees or expenses.

    The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

    Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


                                                         Number of Shares            Value
COMMON STOCK - 53.60%
Aerospace and Defense - 2.63%
        Boeing Company                                              3,000    $     146,812
------------------------------------------------------------------------------------------
Basic Industries - 1.17%
        IMC Global, Inc.                                            2,000           65,500
------------------------------------------------------------------------------------------
Communications - 2.50%
        Nokia Corporation - ADR A                                   2,000          140,000
------------------------------------------------------------------------------------------
Containers/Packaging - 1.09%
        ACX Technologies*                                           2,500           61,094
------------------------------------------------------------------------------------------
Electrical Components and Equipment - 2.82%
        Electroglas, Inc.*                                          4,000           61,750
        Penn Engineering                                            4,000           96,000
------------------------------------------------------------------------------------------
                                                                                   157,750
------------------------------------------------------------------------------------------
Entertainment - 8.31%
        GC Companies, Inc.*                                         1,500           71,063
        TCI Media GR "A"                                            2,000           72,500
        Time Warner, Inc.                                           1,500           93,000
        Viacom, Inc.*                                               5,500          227,906
------------------------------------------------------------------------------------------
                                                                                   464,469
------------------------------------------------------------------------------------------
Factory Equipment - 1.70%
        DeVlieg-Bullard*                                           25,000           95,313
------------------------------------------------------------------------------------------
Financial Services - Specialty - 2.25%
        Freddie Mac                                                 3,000          125,812
------------------------------------------------------------------------------------------
Food - 2.04%
        Archer-Daniels-Midland                                      5,250          113,859
------------------------------------------------------------------------------------------
Health Care Provider - 0.72%
        Comprehensive Care Corp.*                                   6,000           40,125
------------------------------------------------------------------------------------------


* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                         Number of Shares            Value
COMMON STOCK CONTINUED
Industrial and Commercial Services - 4.14%
        Pinkerton's, Inc.*                                          2,250     $     52,875
        Reliance Steel                                              6,000          178,500
------------------------------------------------------------------------------------------
                                                                                   231,375
------------------------------------------------------------------------------------------
Insurance - Specialty - 1.75%
        Farm Family Holdings, Inc.*                                 3,000           97,688
------------------------------------------------------------------------------------------
Lodging - 1.21%
        Servico Inc.*                                               4,000           67,500
------------------------------------------------------------------------------------------
Oil Field Equipment & Services - 2.18%
        Cooper Cameron*                                             2,000          122,000
------------------------------------------------------------------------------------------
Oil - Secondary - 2.50%
        Burlington Resources                                        1,500           67,219
        Union Pacific Resources                                     3,000           72,750
------------------------------------------------------------------------------------------
                                                                                   139,969
------------------------------------------------------------------------------------------
Pharmaceuticals - 3.62%
        Perrigo Company*                                            4,000           53,500
        Pfizer, Inc.                                                2,000          149,125
------------------------------------------------------------------------------------------
                                                                                   202,625
------------------------------------------------------------------------------------------
Publishing - 3.76%
        Dun & Bradstreet Corp.                                      2,500           77,344
        Scholastic Corp.*                                           2,000           75,000
        Thomas Nelson, Inc.                                         5,000           57,812
------------------------------------------------------------------------------------------
                                                                                   210,156
------------------------------------------------------------------------------------------
Railroads - 0.84%
        Wisconsin Central Transportation Corp.*                     2,000           46,750
------------------------------------------------------------------------------------------
Real Estate - 4.29%
        Catellus Development Corporation                           12,000          240,000
------------------------------------------------------------------------------------------
Real Estate Investment Trusts - 3.26%
        Price Enterprises, Inc.                                    10,000          182,500
------------------------------------------------------------------------------------------


* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                         Number of Shares            Value
COMMON STOCK CONTINUED
Recreational Products - 0.82%
        Jostens, Inc.                                               2,000     $     46,125
------------------------------------------------------------------------------------------
Total Common Stock
    (Cost: $2,106,092)                                                           2,997,422
                                                                                 =========

                                                        Principal Amounts            Value
CORPORATE BONDS - 40.04%
Aerospace & Defense - 4.53%
        McDonnell Douglas  9.75%  04/01/12                  $     195,000          253,552
------------------------------------------------------------------------------------------
Banks - Regional - 4.70%
        Barnett Banks FL  10.875%  3/15/03                        220.000          262,736
------------------------------------------------------------------------------------------
Electric - 8.67%
        Alabama Power  9%  12/01/24                               115,000          126,913
        Carolina Power-Light  6.875%  10/01/98                    110,000          100,063
        Niagara Mohawk Power  9.75%  11/01/05                     225,000          257,781
------------------------------------------------------------------------------------------
                                                                                   484,757
------------------------------------------------------------------------------------------
Food Retailers - 6.92%
        Safeway, Inc.  9.875%  3/15/07                            132,000          163,751
        Safeway, Inc.  10%  12/01/01                              200,000          223,079
------------------------------------------------------------------------------------------
                                                                                   386,830
------------------------------------------------------------------------------------------
Gas - 1.79%
        Northern Illinois Gas  5.875%  02/01/98                   100,000           99,994
------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 1.80%
        Chubb Corporation  8.75%  11/15/99                        100,000          100,803
------------------------------------------------------------------------------------------
Insurance - Specialty - 1.48%
        Equitable of Iowa  8.5%  02/15/05                          75,000           82,860
------------------------------------------------------------------------------------------
Oil - Secondary - 5.16%
        Occidental Petroleum  9.25%  8/01/19                      227,000          288,821
------------------------------------------------------------------------------------------


* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                        Principal Amounts            Value
CORPORATE BONDS CONTINUED
Telephone Systems - 4.99%
        NYNEX Corporation  9.55%  5/01/10                   $     242,218   $      278,885
------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
        (Cost: $2,169,697)                                                       2,239,238
                                                                            --------------
TOTAL INVESTMENT SECURITIES - 93.64%
        (Cost: $4,275,789)                                                  $    5,236,660

SHORT-TERM INVESTMENTS - 6.48%
        United Missouri Bank Money Market Fund                                     362,689

LIABILITIES LESS OTHER ASSETS - (0.12%)                                             (6,756)

TOTAL NET ASSETS - 100%                                                     $    5,592,593
==========================================================================================


* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997


ASSETS
    Investment securities at market value (cost: $4,275,789)                $ 5,236,660
    Short-term investments, at cost, which is equivalent to market              362,689
    Receivable from Investment Manager (Note 3)                                   5,266
    Other Assets                                                                 22,265
    Accrued income receivable                                                    44,251
    Receivable for capital shares sold                                           30,191
    Organizational expenses, net of amortization (Note 1)                         1,791
                                                                            -----------
    Total assets                                                              5,703,113
                                                                            -----------
LIABILITIES
    Accounts payable                                                              1,845
    Accounts payable to related parties (Note 3)                                  5,046
    Payable for investments purchased                                           101,838
    Payable to Investment Manager (Note 1)                                        1,791
                                                                            -----------
    Total liabilities                                                           110,520
                                                                            -----------
NET ASSETS
    (Equivalent to $12.06 per share on 463,703 shares of
    Capital Stock outstanding - 100 million shares authorized)              $ 5,592,593
                                                                            ===========
SUMMARY OF SHAREHOLDERS' EQUITY
    Paid-in-capital                                                         $ 4,637,665
    Accumulated undistributed net realized gains on security transactions           264
    Distributions of net investment income in excess of investment
        income reported for financial statement purposes                         (6,207)
    Net unrealized appreciation of investments                                  960,871
                                                                            -----------
    Net assets at  December 31, 1997                                        $ 5,592,593
                                                                            ===========

Maximum offering price per share ($12.06/94.25%):                           $     12.80
                                                                            ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997


INVESTMENT INCOME
    Dividends                                                            $  24,561
    Interest                                                               123,426
                                                                         ---------
        Total Income                                                       147,987
                                                                         ---------
EXPENSES
    Investment Management Fees                                              36,679
    Fund Accounting Fees                                                    23,169
    Transfer Agent Expense                                                  25,622
    Legal Expense                                                           21,071
    Amortization Expense                                                    11,158
    Registration Fees                                                        8,091
    Printing                                                                14,317
    Audit Fees                                                               9,474
    Custody Fees                                                             7,059
    Director Fees/Meetings                                                   2,996
    Distribution Fees (Note 3)                                               7,219
    Other Expense                                                            3,738
                                                                         ---------
        Total Expenses, before reimbursements                              170,593
    Less Fees Waived and Expenses Reimbursed (Note 3)                       21,417
                                                                         ---------
        Net Expenses                                                       149,176
                                                                         ---------
NET INVESTMENT LOSS                                                                       $  (1,189)
                                                                                          =========

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                                         96,101

    Net unrealized appreciation of investments
        Beginning of Year                                                $ 449,724
        End of Year                                                        960,871
                                                                         ---------
                  Change in net unrealized appreciation of investments                      511,147
                                                                                          ---------
                                                                                            607,248
                                                                                          ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 606,059
                                                                                          =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENTS OF CHANGES IN NET ASSETS
                         For the Year Ended December 31


                                                                          1997          1996
                                                                     --------------------------
INCREASE IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                                     $    (1,189)   $    28,259
    Net realized gain on investments                                      96,101         10,316
    Change in net unrealized appreciation of investments                 511,147        352,267
                                                                     --------------------------
    Increase in net assets resulting from operations                     606,059        390,842
                                                                     --------------------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income                                                 (5,013)       (28,087)
    Net capital gains                                                    (96,179)       (10,790)
                                                                     --------------------------
    Decrease in net assets resulting from distributions                 (101,192)       (38,877)
                                                                     --------------------------
    FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold (187,918 and 110,863 shares)             2,162,179      1,095,984
    Proceeds from shares purchased by reinvestment
        of dividends (7,644 and 3,408 shares)                             91,190         36,221
    Cost of shares repurchased (30,811 and 44,123 shares)               (353,082)      (426,217)
                                                                     --------------------------
    Increase in net assets derived from capital share transactions
        (164,751 and 70,148 shares)                                    1,900,287        705,988
                                                                     --------------------------
    Increase in net assets                                             2,405,154      1,057,953

NET ASSETS
    Beginning of Year
        (includes no undistributed net investment income)              3,187,439      2,129,486
                                                                     --------------------------
    End of Year
        (includes no undistributed net investment income)            $ 5,592,593    $ 3,187,439
                                                                     ==========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company ("Investment Manager"). The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income and Equity Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk.

        The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Balanced Fund declares and distributes dividends of its net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

        D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

        E. ORGANIZATIONAL COSTS. Costs incurred by the Balanced Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period.

        F. USE OF ESTIMATES. The preparation of
financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

        The Company and Balanced Fund have entered into an investment management agreement ("Management Agreement") with the Investment Manager. The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% of average net assets for the Balanced Fund. The Investment Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Hamilton & Bache, Inc. ("Advisor"). The Investment Manager is solely responsible for the payment of these fees to the Advisor.

        Pursuant to an Expense Limitation Agreement, with the Company, on behalf of the Balanced Fund, for the year ended December 31, 1997, the Investment Manager has agreed to waive $21,417 of management and sub-advisory fees for the Balanced Fund. These waived fees may be subject to future recoupment by the Investment Manager.

        Fund operating expenses may not fall below the current expense level in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as the Fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager. As of December 31, 1997, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations is $235,848.

        For the year ended December 31, 1997, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received $7,727 of commissions on sales of capital stock of the Balanced Fund, after deducting $37,174 allowed to authorized distributors as commissions. PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Balanced Fund have entered into an agreement with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, an agreement to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with a minimum charge of $1,250 per month. PGIS is a wholly-owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        Certain officers of the Company are also officers of the Investment Manager, PGFD and PGIS.

        The Company has adopted a plan of distribution, whereby the Balanced Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year ended December 31, 1997, service fees totaled $7,219.

NOTE 4. PURCHASE AND SALES OF SECURITIES

        For the year ended December 31, 1997, the Balanced Fund had aggregate cost of purchases and proceeds from sales of securities, other than short-term investments of $4,287,570 and $2,598,718 respectively. The cost of securities held is the same for Federal income tax and financial reporting purposes.

        Aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on securities were $1,025,808 and $64,937 respectively. Net unrealized appreciation for tax purposes is $960,871.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)


                                                                                                           For the period
                                                              For the year ended December 31             February 8, 1993(3)
                                                         1997        1996        1995       1994     to December 31, 1993
                                                      --------------------------------------------   --------------------
PER SHARE OPERATING PERFORMANCE
    Net Asset Value, Beginning of Period              $  10.66    $   9.31    $   8.75    $   8.99            $      9.00
                                                      --------------------------------------------            -----------
    Income from Investment Operations
        Net investment income                             0.00        0.09        0.18        0.02                   0.01
        Net realized and unrealized gains (losses)
        on securities                                     1.62        1.39        0.57       (0.24)                 (0.01)
                                                      --------------------------------------------            -----------
    Total from investment operations                      1.62        1.48        0.75       (0.22)                  0.00
                                                      --------------------------------------------            -----------
    Less Distributions
        From net investment income                       (0.01)      (0.09)      (0.18)      (0.02)                 (0.01)
        From net capital gains                           (0.21)      (0.04)      (0.01)       0.00                   0.00
                                                      --------------------------------------------            -----------
    Total distributions                                  (0.22)      (0.13)      (0.19)      (0.02)                 (0.01)
                                                      --------------------------------------------            -----------
    Net Asset Value, End of Period                    $  12.06    $  10.66    $   9.31    $   8.75            $      8.99
                                                      ============================================            ===========

TOTAL INVESTMENT RETURN(4)                               15.24%      15.92%       8.70%      (2.41%)                 0.00%

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (000's)                 $  5,593    $  3,187    $  2,219    $  1,341             $       121
    Ratio of Expenses to Average Net Assets(1)            3.28%       2.48%       2.24%       1.83%                  1.60%(2)
    Ratio of Net Investment Income to
        Average Net Assets(1)                            (0.03%)      1.12%       2.46%       0.93%                  0.25%(2)
    Portfolio Turnover Rate                              64.13%      65.94%      41.23%      60.68%                 61.71%(2)
    Average Commission Per Share
        Paid on Equity Transactions                   $ 0.0945    $ 0.0812    $ 0.1005          --                      --


1 Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Balanced Fund would have been 3.75%, 4.36%, 5.31%, 17.85% and 108.91% for the years 1997 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (0.50%), (0.76%), (0.62%), (15.11%), and (106.91%)
    for the years 1997 through 1993 respectively.
2   Annualized.
3   Commencement of Operations.
4 The Fund's Maximum sales charge is not included in the total return computation.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         REPORT OF INDEPENDENT AUDITORS


BOARD OF DIRECTORS AND SHAREHOLDERS
PACIFIC ADVISORS FUND INC.
BALANCED FUND


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Balanced Fund (one of the portfolios constituting Pacific Advisors Fund Inc.) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1997, 1996, 1995, and 1994 and for the period from February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Balanced Fund of Pacific Advisors Fund Inc. as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1997, 1996, 1995, and 1994 and the period from February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

    ERNST & YOUNG LLP


    Los Angeles, California
    January 23, 1998

                           PACIFIC ADVISORS FUND INC.


DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    KATHLEEN M. FISHKIN
    L. MICHAEL HALLER III
    SIEGFRED S. KAGAWA
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

ADVISER
    HAMILTON & BACHE, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.